Consent of Independent Certified Public Accountant

         We hereby consent to the use in the Form 8-K , of VHS Network, Inc. as of and for the period ended December 31, 2000 relating to the financial statements of VHS Network, Inc. which appears in such Form 8-K.

                                                 By: /s/ Berg & Company, P.A.
                                                 ----------------------------
                                                 Certified Public Accountants

San Francisco, California
May 15, 2000